UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2023

Hempacco Co., Inc.
(Exact name of registrant as specified in its charter)

001-41487	83-4231457
(Commission File Number)	(IRS Employer Identification Number)

9925 Airway Road, San Diego, CA	92154
(Address of Principal Executive Offices)	(Zip Code)

(619) 779-0715

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	HPCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective October 19, 2023, Hempacco Co., Inc. (the “Company”), entered into a securities purchase agreement (the “FirstFire SPA”) with FirstFire Global Opportunities Fund, LLC, a Delaware limited liability company (“FirstFire”), pursuant to which the Company sold, and FirstFire purchased, (i) a convertible promissory note in the principal amount of $277,777.78 (the “FirstFire Note”), (ii) warrants to purchase 120,370 shares of Company common stock (the “FirstFire Warrants”), and (iii) 27,777 shares of Company common stock (the “FirstFire Shares”), for an aggregate purchase price of $250,000 (the “FirstFire Transaction”), and the Company also entered into a registration rights agreement with FirstFire (the “FirstFire RRA”).

Effective October 20, 2023, the Company entered into a securities purchase agreement (the “Mast Hill SPA,” and together with the FirstFire SPA the “SPAs”) with Mast Hill Fund, L.P., a Delaware limited partnership (“Mast Hill”), pursuant to which the Company sold, and Mast Hill purchased, (i) a convertible promissory note in the principal amount of $835,000 (the “Mast Hill Note,” and together with the FirstFire Note the “Notes”), (ii) warrants to purchase 361,832 shares of Company common stock (the “Mast Hill Warrants,” and together with the FirstFire Warrants the “Warrants”), and (iii) 83,497 shares of Company common stock (the “Mast Hill Shares,” and together with the FirstFire Shares the “Shares”), for an aggregate purchase price of $751,500 (the “Mast Hill Transaction,” and together with the FirstFire Transaction the “Financing Transactions”), and the Company entered into a registration rights agreement with Mast Hill (the “Mast Hill RRA,” and together with the FirstFire RRA the “RRAs”).

The FirstFire Transaction closed on October 19, 2023, and on such date pursuant to the FirstFire SPA, FirstFire’s legal expenses of $10,000 were paid from the gross purchase price, the Company’s broker-dealer in connection with the transaction was paid $20,000 from the gross purchase price, the Company received net funding of $220,000, and the FirstFire Note, FirstFire Warrants, and FirstFire Shares were issued to FirstFire.

The Mast Hill Transaction closed on October 20, 2023, and on such date pursuant to the Mast Hill SPA, Mast Hill’s legal expenses of $7,500 were paid from the gross purchase price, the Company’s broker-dealer in connection with the transaction was paid $57,240 from the gross purchase price, the Company receiving net funding of $686,760, and the Mast Hill Note, Mast Hill Warrants, and Mast Hill Shares were issued to Mast Hill.

The SPAs include customary representations, warranties and covenants by the Company and customary closing conditions. The SPAs require that the proceeds from the Financing Transactions first be used for the fulfillment of purchase order No. 213420187, and then for business development and operating capital only, but not for repayment of indebtedness owed to officers, directors or employees of the Company or their affiliates, the repayment of any debt issued in corporate finance transactions, any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the Company’s currently existing operations), or any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company. The SPAs also (i) require the Company to satisfy the shareholder approval requirements of Nasdaq Listing Rule 5635, (ii) prohibit the issuance of more than 5,782,332 shares of Company common stock (the “Exchange Cap”) to FirstFire and Mast Hill in the aggregate until shareholder approval has been received to issue shares in excess of the Exchange Cap under the Financing Transactions and such approval has become effective pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, and (iii) require the Company to file a preliminary information statement on Schedule 14C in connection with the issuance of shares in excess of Exchange Cap under the Financing Transactions with the U.S. Securities and Exchange Commission (the “SEC”) within 10 calendar days of closing, and file a definitive information statement as soon as permissible but no later than December 1, 2023.

The RRAs require the Company to file with the SEC a registration statement registering for resale by FirstFire and Mast Hill the shares of Company common stock issued or issuable to each of them under the Financing Transactions within 90 days of each closing, and have such registration statement effective within 120 days.

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The Notes mature 12 months following the issue date, accrue guaranteed interest of 10% per annum (with the first 12 months of interest guaranteed and earned in full as of issuance of the Notes), are unsecured, and are generally required to be repaid 1/6th each month ($46,300/month in the case of the FirstFire Note, and $139,177.80/month in the case of Mast Hill Note) beginning 4 months after each closing. The Notes are convertible into shares of the Company’s common stock at the election of the holder at a conversion price equal to $1.50/share subject to adjustment as provided in the Notes (the “Conversion Price”). The Conversion Price shall be adjusted if an Event of Default (as such term is defined in the Notes, and including any failure to pay monthly amortization payments as required by the Notes) has occurred, in which case the Conversion Price shall mean the lesser of (i) 75% of $1.50/share (which percentage shall be reduced by 10% for each 30 calendar day period that passes after the Event of Default, but shall not be reduced lower than 50%), or (ii) 90% of the lowest VWAP (as defined in the Notes) on any Trading Day (as defined in the Notes) during the 5 Trading Days prior to the conversion date (which percentage shall be reduced to 87.5% if the Company has failed to make a required monthly amortization payment); provided, however, that the holders may not convert the Notes to the extent that such conversion would result in the holder’s beneficial ownership of the Company’s common stock being in excess of 4.99% of the Company’s issued and outstanding common stock. Additionally, the holders are entitled to deduct $1,750 from the conversion amount in each note conversion to cover the holder’s fees associated with the conversion, provided that the gross conversion amount in that conversion is at least $25,000.

The Warrants have a 5-year term, are exercisable on a cashless basis, and have an exercise price of $1.50, subject to adjustment as provided in the Warrants.

The foregoing descriptions of the SPAs, RRAs, Notes, and Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of those agreements, copies of which are filed as Exhibits 10.1-10.8, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided above in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure provided above in Item 1.01 above is incorporated by reference into this Item 3.02. The Notes, Warrants, and Shares were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as there was no general solicitation, the purchasers were accredited, and the issuances did not involve a public offering.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated October 18, 2023, entered into between the Company and FirstFire *

10.2	Registration Rights Agreement, dated October 18, 2023, entered into between the Company and FirstFire *

10.3	Promissory Note, dated October 18, 2023, by the Company to FirstFire *

10.4	Common Stock Purchase Warrant, dated October 18, 2023, by the Company to FirstFire *

10.5	Securities Purchase Agreement, dated October 19, 2023, entered into between the Company and Mast Hill *

10.6	Registration Rights Agreement, dated October 19, 2023, entered into between the Company and Mast Hill *

10.7	Promissory Note, dated October 19, 2023, by the Company to Mast Hill *

10.8	Common Stock Purchase Warrant, dated October 19, 2023, by the Company to Mast Hill *

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)*

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

HEMPACCO CO., INC.

Dated: October 25, 2023	By:	/s/ Sandro Piancone
Sandro Piancone
Chief Executive Officer

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